UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

1

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2020, Generex Biotechnology Corporation and its majority owned subsidiary NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) signed an agreement, called a Heads of Agreement, binding the August 14, 2020 memorandum of understanding (MOU) with Bintai Kinden Corporation of Malaysia (“Bintai”) for the development and commercialization of the Ii-Key-SARS-CoV-2 coronavirus vaccine (the “Agreement”). The Agreement, among other things, also expanded an understanding between Generex and Bintai (the “Parties”) related to the following:

1.	Finalize and solidify the terms and conditions of the licensing agreement within TWO (2) weeks from the date of the Agreement, wherein the Parties will complete its perusal, clarify and finalization of the terms and conditions of the Agreement.
2.	Parties agree to be bound by the terms from the original non-binding MOU and Parties are in legal process to effectuate and finalize the Contract Document.
3.	Parties agree that Generex shall at all aspects procure all documentations, permits, consents, and approvals for the full approval of FDA for the said Vaccine.
4.	As outlined in the MOU, Bintai will pay Generex the following fees:
a.	$2,500,000 - Intellectual Properties “IP” Assignment Rights
b.	$100,000 – Regulatory Fees
c.	$25,000 – Legal Fees
d.	$7,500,000 – Government of Malaysia Licensing Fees
e.	$10,000,000 – Private Sector Licensing Fees
f.	$3.00 Per Dose – Government of Malaysia Royalties Fees
g.	$4.50 Per Dose - Private Sector Royalties Fees

This Current Report contains summaries of the material terms of the Agreement. The summary of the Agreement contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

A copy of the Agreement signed September 18, 2020, is filed as Exhibit 99.1 to this Current Report.

On September 18, 2020, Generex issued a press release announcing the Agreement with Bintai as described above, a copy of which is filed as Exhibit 99.2 to this Current Report.

A copy of the MOU signed August 14, 2020, is filed as Exhibit 99.3 to this Current Report.

Ii-Key Platform Overview

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 in a highly specific manner to ensure safety. Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

About Bintai Kinden

With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South-East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services.

Looking beyond today’s frontiers, Bintai Kinden is confident that it has the resources, technical expertise and progressive mindset to consolidate its position globally. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Heads of Agreement signed September 18, 2020
99.2	Press Release dated September 18, 2020
99.3	MOU signed August 14, 2020

3

DATED THIS       DAY OF       2020

BETWEEN

GENEREX BIOTECHNOLOGY CORPORATION AND NUGENEREX IMMUNO-ONCOLOGY, INC. ("LICENSOR")

AND

BINTAI KINDEN CORPORATION BERHAD (" LICENSEE")

HEADS OF AGREEMENT

4

This HEADS OF AGREEMENT (the"Agreement") effective as of the day of 2020

Between

Generex Biotechnology Corporation and NuGenerex Immuno-Oncology, Inc. a wholly owned subsidiary of Generex Biotechnology Corporation, each a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 ("Licensor")

And

Bintai Kinden Corporation Berhad, a company incorporated in Malaysia under the Companies Act 2016 and having its business address at 3-2-8 Kompleks Kantonmen Prima, No. 698, Jalan Ipoh, 51200 Kuala Lumpur, Malaysia (hereinafter referred to as "Licensee").

["Licensor" and "Licensee" may each be referred to herein individually as a "Party" and collectively as the"Parties".]

RECITALS

1.	WHEREAS, Parties have executed the Memorandum of Understanding on the 14.08.2020 to lay down the preliminary understanding for arrangements for the collaboration between Parties in the funding, launching and management of the synthetic peptide vaccine for SARS-CoV-2 (the"Vaccine").

2.	WHEREAS, The Licensor had later furnished a copy of the licensing agreement to the Licensee to carry out its due diligence and perusal of the same on the binding terms and conditions for both Parties.

3.	WHEREAS, Licensor is the owner of certain patent rights, other intellectual property rights, know-how and other proprietary rights in the relating to licensed compounds and/or research information as anticipated in the Vaccine;

4.	WHEREAS, Licensor desires to grant to Licensee an exclusive license in the field in Malaysia related to the said licensed compounds and research information, and also desires to conduct independent research pertaining to licensed compounds and research information to further develop such licensed compounds and research information.

5.	WHEREAS, Licensor and Licensee wish to enter into the licensing agreement to enable Licensee to further develop and commercialize licensed products that incorporate or use one or more compounds within the licensed compounds and/or the research information, and to enable Licensee to use and exploit in the field within MALAYSIA and SOUTH EAST ASIA markets any information, technology or intellectual property that arises from the independent research or that relates to licensed compounds or research information, or that covers research inventions.

6.	WHEREAS, Licensor and Licensee wish to enter into the licensing agreement to enable Licensee to have the first right of refusal to further develop and commercialize licensed products that incorporate or use one or more compounds within the licensed compounds and/or the research information, and to enable Licensee to use and exploit in the field within New Zealand, Australia and global HALAL markets any information, technology or intellectual property that arises from the independent research or that relates to licensed compounds or research information, or that covers research inventions.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	TERMS AND CONDITIONS

1.1	The Parties represents that it had commenced its due diligence towards each Party and is in the midst of completing the same. The Parties further undertake to finalize and solidify the terms and conditions of the licensing agreement within TWO (2) weeks from the date of this Agreement, wherein the Parties will complete its perusal, clarify and finalization of the terms and conditions of the Agreement.

1.2	Without limiting the generality of the foregoing, the Licensee (itself or through its affiliates and/or sublicensees), as stated in the Memorandum of Understanding executed on the 14.8.2020, make payable a sum of USD $2 million to the Licensor. Parties agree to be bound by the terms from the original non-binding Memorandum of Understanding and Parties are in legal process to effectuate and finalize the Contract Document.

1.3	Parties agree that the Licensor shall at all aspects procure all documentations, permits, consents and approvals for the full approval of FDA for the said Vaccine.

2.	CONFIDENTIALITY

Parties undertake that they shall treat as strictly confidential all information received or obtained by them or their officers, employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement and the business or affairs of the Parties that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavours to prevent the publication or disclosure of any such information.

3.	CHOICE _OF _GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subject to the exclusive jurisdiction of the courts in Malaysia.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Each Party hereby represents and warrants to the other Party as follows:

(i)	it is duly incorporated and validly existing under the laws of the place of its incorporation;

(ii)	it has the requisite power, authority and approval required to enter into this Agreement and will have all requisite power, authority and approval to duly perform each of its obligations hereunder;

(iii)	its execution, delivery and performance of this Agreement and any other agreements and documents contemplated hereunder will not violate any of its constitutional documents, any other agreement or obligation of such Party, any judgment or arbitral award binding on such Party, or any currently effective law, regulation or decree of the jurisdiction in which it is incorporated, that may be applicable to any aspect of the transactions contemplated hereunder.

****** THIS SPACE IS INTENTIONALLY LEFT BLANK******

5

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by and through their duly authorized representatives as of the Effective Date.

For and on behalf of

Generex Biotechnology Corporation

Name:
Passport No.:
Designation

Witnessed by

For and on behalf of

NuGenerex Immuno-Oncology

Name:
Passport No.:
Designation

Witnessed by

Name:

Passport No.:

For and on behalf of

Bintai Kinden Corporation Berhad (Company No. 290870-P)

/s/ Ong Choon Lui
Name: ONG CHOON LUI
Designation: Group Managing Director Chief Executive Officer

Witnessed by:

/s/ Ng Yai Yee
Name: NG LAI YEE
Identity Card No.:

6

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by and through their duly authorized representatives as of the Effective Date.

For and on behalf of

Generex Biotechnology Corporation

/s/ Joseph Moscato
Name: Joseph Moscato
Passport No.:
Designation: CEO/President

Witnessed by

For and on behalf of

NuGenerex Immuno-Oncology

/s/ Michael Caridi
Name: Michael Caridi
Passport No.:
Designation: Witness

Witnessed by

Name:

Passport No.:

For and on behalf of

Bintai Kinden Corporation Berhad (Company No. 290870-P)

Name:
Designation:

Witnessed by:

Name:
Identity Card No.:

7

Source: Generex Biotechnology Corporation September 18, 2020 09:00 ET

Generex Signs Binding Licensing &

Research Agreement with Bintai Kinden to Advance the Clinical Development & Commercialization of Ii-Key-SARS-CoV-2 Coronavirus Vaccine for Malaysia

•	Bintai Kinden Corporation Berhad (www.bintai.com.my) is an investment holding company headquartered in Malaysia with operations throughout South-East Asia, China, and the Arabian Gulf Region
•	Upfront licensing fee of $2.5 million
•	100% funding for development, manufacturing and commercial registration of Ii-Key- SARS-CoV-2 prophylactic vaccine against COVID-19 in Malaysia
•	Milestone payments totaling $17.5 million upon approval by Malaysian Ministry of Health Contracted royalty of $3 - $4.50 per dose of vaccine
•	Potential $150 million in GNBT revenues for vaccine sales in Malaysia
•	Potential to expand the partnership and development agreement in Australia, New Zealand, and the global HALAL markets

MIRAMAR, Fla., Sept. 18, 2020 (GLOBE NEWSWIRE) -- Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) is pleased to announce that the company and Bintai Kinden Corporation of Malaysia have signed an addendum binding the terms of the previously signed Memorandum of Understanding for the development and commercialization of the Ii-Key-SARS-CoV-2 coronavirus vaccine.

Under the terms of the Addendum, Bintai and Generex will finalize the legal and contractual documentation for the contract, partnership, and licensing & research agreement, and Bintai will pay Generex an up-front licensing fee of $2.5 million within two weeks. Additionally, Bintai will pay 100% of the funding required for the commercial development of the Ii-Key-CoV-2 vaccine including laboratory work, manufacturing, regulatory filings and the clinical development program for regulatory approval of the vaccine in Malaysia. Also, upon approval of the Ii-Key-CoV-2 vaccine in Malaysia, Bintai will pay Generex a $17.5 million milestone payment and Generex will earn royalties on sales of the vaccine equal to $3 per dose on government sales and $4.50 per dose in the private sector. Further, under this new Addendum, Bintai will have the right of first refusal for the Ii-Key-SARS-CoV-2 vaccine in Australia, New Zealand, and the global HALAL markets, particularly in Southeast Asia.

Under terms of the deal, Generex and Bintai have agreed to collaborate and have developed a strategy towards the rapid development of the Ii-Key-CoV-2 vaccine for Malaysia. As part of that strategy, Generex has identified a local CRO, Jigsaw Clinical Research Solutions (https://www.jigsawclinical.com/), managed by U.S. industry veteran, Jeffrey Yablon who has decades of experience in clinical development and regulatory affairs, and has established Jigsaw as the premier Malaysian CRO.

Generex CEO, Joseph Moscato said, “We want to thank our partners at Bintai for their commitment to develop our Ii-Key-SARS-CoV-2 “Complete Vaccine” against COVID-19. Our Ii-Key vaccine platform has always been about activation of the cellular immune system pathway via Ii-Key, which imparts long term memory through T-Helper cells. Our Ii-Key-SARS-CoV-2 vaccine strategy combines the Ii-Key T-Cell response with B-Cell epitopes that activate the humoral (antibody) response to deliver a Complete Vaccine for short and long-term protection from COVID-19. The Ii-Key platform has demonstrated that AE37, our Ii-Key-HER2 vaccine provides long-term immune memory with cellular responses active for three years in prostate cancer1, and statistically significant benefit in disease free survival for breast cancer patients with advanced disease and low HER2 expression2. Immunologic memory is the key to providing a real solution for COVID-19.

With this licensing and research agreement being finalized, we can unlock the true potential of the Ii-Key technology to provide a safe and effective vaccine to stop the SARS-CoV-2 pandemic, and to provide the long-term immune system memory needed to protect the population. Our plan is collaborative, combining

U.S. and Malaysian operations to advance our Ii-Key vaccine through the clinical and regulatory process in Malaysia to eventually transfer the manufacturing to Malaysia for local production, leveraging Bintai’s expertise in industrial engineering and construction. We have initiated the blood screening program using convalescent blood and serum for COVID-19 recovered patients to select Ii-Key-SARS-CoV-2 epitopes that will comprise the final vaccine formulation, after which we will initiate GMP manufacturing for Ii-Key- SARS-CoV-2 vaccine clinical trial supply.”

Mr. Moscato continued, “I would like to personally thank the Bintai organization for their belief in Generex and commitment to develop a safe, effective, and universal vaccine against SARS-CoV-2 for the benefit of Malaysia, and we look forward to accelerating our COVID-19 vaccine program together.”

About Generex Biotechnology Corp.

Generex Biotechnology is an integrated healthcare holding company with end-to-end solutions for patient centric care from rapid diagnosis through delivery of personalized therapies. Generex is building a new kind of healthcare company that extends beyond traditional models providing support to physicians in an MSO network, and ongoing relationships with patients to improve the patient experience and access to optimal care.

About NuGenerex Immuno-Oncology

NuGenerex Immuno-Oncology, a subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors for the treatment of cancer. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck’s Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program.

About Bintai Kinden

With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South- East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services.

Looking beyond today’s frontiers, Bintai Kinden is confident that it has the resources, technical expertise and progressive mindset to consolidate its position globally. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

References

1Perez et al. Cancer Immunol Immunother (2013) 62: 1599-1608

2Brown et al Breast Cancer Research and Treatment. 22 April 2020.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plan," "believes," "will," "achieve," "anticipate," "would," "should," "subject to" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward- looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward- looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contact:

Generex Biotechnology Corporation Joseph Moscato

646-599-6222

Todd Falls

1-800-391-6755 Extension 222 investor@generex.com

8

MEMORANDUM OF UNDERSTANDING

BETWEEN

BINTAI KINDEN CORPORATION BERHAD !Company Registration No. 199401005191 (290870-P), a public listed company incorporated in Malaysia under the Companies Act 2016 and having its registered business address at 3-2-8, Kompleks Kantonmen Prima, No. 698, Jalan Ipoh, 51200 Kuala Lumpur, Malaysia (“Bintai”).

AND

NUGENEREX IMMUNO-ONCOLOGY, a company incorporated in the United States of America and having its corresponding address at 10102 USA Today Way, Suite 200 Miramar, FL 33025 ("Generex'').

["Bintai” and "Generex' shall hereinafter be jointly referred to as "Parties" and each a "Party''.]

RECITALS

1.	Generex had previously maintained a robust research and development effort for potentially pandemic viruses avian flu (H5Nl), swine flu (HlNl), HIV and SARS, creating on-demand peptide vaccines that have been extensively studied through human clinical trials.

2.	Bintai is a public listed company, listed on the Main Market of Bursa Malaysia Securities Berhad under the stock name of BINTAI and stock code of 6998.

3.	Parties have intended to execute this MoU to lay down the preliminary understanding for arrangements for the collaboration between Parties in the funding, launching and management of the synthetic peptide vaccine for SARS-CoV-2 (the "Vaccine") (the "Project:').

4.	This MoU is not intended to be legally binding and no legal obligations or legal rights shall arise between the Parties from the provisions of the MoU. Parties enter into this MoU intending to honour all their obligations herein.

TERMS AND CONDITIONS

1.	INTERPRETATION

1.0	"Government Authorities'' means a body listed in one of the following sub categories of the central government of Malaysia, including but not limited to the following:

(a)	Government department such as the Ministry of Health ("MoH');
(b)	Non-ministerial department; or
(c)	Executive agency.

1.1	"Confidential Information' means any information, however it is conveyed, relating to the business affairs, including all know-how, trade secrets, business plan and other information of a confidential nature (including, without limitation, all proprietary technical, industrial and commercial information and techniques in whatever form held as paper, electrically stored data, magnetic media film and microfilm or orally), (a) relating to the provisions of this MoU and the transactions and arrangements contemplated herein, and (b) is either marked confidential or by its nature intended to be exclusively for the knowledge of the recipient alone;

1.2	"Intellectual Property Rights' means any patent, copyright, rights in and to inventions, trademarks, service marks, design rights, registered designs, know how, database rights, moral rights, right in get-up, goodwill and the right to sue for passing-off, rights to use, and protect the confidentiality of, confidential information, confidential formulae and applications for any of the foregoing, patents, trademarks, industrial designs, copyright, database rights, know-how, trade or business and other rights of a similar nature;

1.3	"Vaccine Manufacturing'' means a programme of activities which:

(a)	Create and deliver a coherent programme of high quality, issue-identifying vaccine that holds promise for stopping pandemic viral outbreaks of SARS COV2-coronavirus pandemic;
(b)	Create and deliver Vaccine that is shown to be safe, well-tolerated, effective and produces the desired immunological response in handling the SARS COV2-coronavirus pandemic;
(c)	Develop technologies and systems that is available for scale manufacturing in an epidemic or pandemic situation;
(d)	Develop testing protocols to ensure the efficacy based on the database and/or live sampling pertains to the application of the Vaccine and keep a detailed statistical record;

2.	BACKGROUND OF THE VACCINE AND NUGEN :X:

NuGenerex Immuno-Oncology, a subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck's Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program.

Generex Biotechnology Corporation has been working to develop a peptide vaccine against the new coronavirus SARS-CoV-2 using the company's proprietary and patented Ii-Key immune system activation technology. We have built our technology to assist third party groups and government agencies in their evaluation of potential vaccines against this pandemic SARS-CoV-2 virus.

The patented NuGenerex Immuno-Oncology (Formerly Antigen Express) Ii-Key technology uses synthetic peptides that mimic essential protein regions from a virus that are chemically linked to the 4-amino acid Ii-Key to ensure robust immune system activation. In particular, the Ii-Key ensures potent activation of CD4+ T cells, which in turn facilitates antibody production to ward off infection. This Ii-Key modification can be applied to any protein fragment of any pathogen to increase the potency of immune stimulation.

Generex is working with our partners at EpiVax who have identified such protein fragments or epitopes to generate Ii-Key-SARS 2 peptide vaccines in collaboration with our peptide manufacturing partners. The peptides and Ii-Key are made from naturally occurring amino acids, ensuring an excellent safety profile for Ii-Key peptide vaccines. 2

1 https:/ / www.globenewswire.com/ news-release / 2020 / 07 / 15 / 20626 45 / 0 / en / Nu Generex Immu no-Oncology-Closes-50-Million-Financing-Facility.html

2 https://www.generex.com/cov id- l9

3 For more information, please visit Generex and NuGenerix website at https://www.generex.com/

3.	PURPOSE, RELATIONSHIP OF THE PARTIES, SCOPE OF COLLABORATION

3.	1 Parties have agree to collaborate and had laid down the strategy towards the rapid development of the Vaccine as follows:

(a)	Streamlining Vaccine Development Process

To simultaneously implement different stages of development and production, so vaccine can be developed at a faster rate. Generex has invested a sigificant amount of capital and made contractual commitments for the early-stage research, manufacturing, regulatory work, and ex-vivo and clinical study of its Ii-Key Peptide Vaccine for COVID- 19 .. Additionally, Generex had developed a clinical trial program that will enable the development of the Ii-Key-SARS-CoV2 Peptide Vaccine for COVID-19 such that wehave human safety and preliminary efficacy results within 5 months.

(b)	Creating Clinical Trials Globally

The development of a vaccine for COVID-19 should not be a race for high income countries, byhaving clinical trials in as many countries would enable the best chance of finding a vaccine that is safe, effective and affordable for everyone. With a multi-country approach, it is the Parties' goals to conduct as many clinical trials as possible to ensure efficacy of the vaccine is generalizable or suited to the native patients and to further obtain commercial license for sale of Ii-Key/ COVID-19 Peptide Vaccine from the Malaysia Ministry of Health.

(c)	Global Manufacturing Capacity

Parties agree that the Vaccine Manufacturing should serve not only as a vaccination program for each country, but also as an economic stimulus as many countries shift their focus to rebuild their economies following the inevitable economic shutdown as the battle of the global pandemic continues.

3.2	Parties aim to further collaborate with the Government of Malaysia and hoping the latter would provide facilities and technical resources with technical guidance and support from Bintai and Generex. Facilities will include a research lab for Ii-Key Peptide Vaccine Synthesis Analysis, In-Vivo Testing and subsequently adequate facilities for Phase I, II and II of clinical trials. Parties are further considering the technology transfer regarding the Ii-Key Peptide vaccine with the Govern men t of Malaysia, with the prime objective to provide documented evidence that the clinical trials along with the manufacturing process intended for SARS-COV-2 vaccine are robust and effective in producing the Vaccine, in compliance with the specifications, Good Manufacturing Practice ("GMP') requirements and further taking into account the financial considerations.

3.3	The Parties agree to co-operate with each other in the preparation for the Project, based on the terms in this MoU. The Parties shall later enter into an Agreement to further detail the role and obligations of Parties under the Project, in line with terms and conditions of the event planning and and contract documents under the Project, subject to the results of due diligence to be conducted on each other ("Contract Document" ). The Contract Document will encapsulate the intellectual property assignment rights, regulatory fees and legal fees which shall be anticipated at later stage. The proposed costs involved are stipulated herein in Annexure 1. Bintai is agreeable to make available USD $2 million to Generex upon conclusion of the Contract Document.

3.4	Nothing contained herein is intended to create any partnership, agency, representative relationship or any other separate legal and/or corporate entity. Save and except what is stated herein, no Party has the right to represent the other Party or to enter into any commitment on behalf of the other Party without the prior written consent of that Party and each Party assures and declares that it will not hold itself as having such authority. Each Party shall be solely responsible for its employees, contractors, consultants and for the employees of such contractors and consultants, unless they are jointly engaged by the Parties.

3.5	Neither Party nor any of its representatives, employees or agents is or shall be authorized to bind or represent the other Party in any respect unless expressly provided under this MoU.

3.6	Neither the Parties, any of its Affiliate(s), nor any of their respective directors, officers, agents, shareholders or employees acting on behalf of the Parties or any Affiliate, has taken and shall take any action that will is or would be in breach of any applicable laws for the prevention of fraud, bribery, corruption, racketeering, money laundering or terrorism, including but not limited to the Malaysian Anti-Money Laundering, Anti-Terrorism Financing and Proceeds of Unlawful Activities Act (AMLA) 2001 or its equivalent based on its jurisdiction. The company and/or any affiliate will not, have any of the company's shareholders, directors, officers, agents or employees acting on behalf of the company or any affiliate established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason in the performance of the Project.

3.7	The Parties shall give their reasonable assistance and contribution to the execution of Project according to their respective roles as stipulated in this MoU and shall use all reasonable endeavors to assist each other to secure the award of Project. The Parties will promote the name and goodwill and take such reasonable steps as may be necessary in the execution and/or performance of the Project.

4.	TERM AND TERMINATJON

4.1	This MoU shall become effective upon the date first written above and shall remain valid till termination due to the following :

I.	forthwith by Bintai if there is non-conformance and/or non performance by Generex under the Project;
II.	if the other party ceases or threatens to cease to carry on its business or if a receiver, administrator or similar officer is appointed over all or part of the assets or undertaking of the other party;
4.2	In the event of termination of the MoU for any of the reasons stated in clause

4.1 above, except for the rights and obligations accrued to the Parties prior to such termination, no Party shall have any claim against the other Party.

5.	CONFIDENTIALITY

5.1	The existence or the terms of this MoU, and all data or information of a confidential nature (including, without limitation, all proprietary, technical, industrial, commercial, and financial information, know-how, trade secrets, business plan, intellectual property or other information of any type) in any form (whether written, magnetic, electronic or otherwise) acquired under, or in connection with, this Agreement, or supplied by either Party, and shall include all information pertaining to the Intellectual Property Rights of each Party.

5.2	Parties undertake that they shall treat as strictly confidential all information received or obtained by them or their officers, employees, agents or advisers as a result of entering into or performing this MoU including information relating to the provisions of this MoU, the negotiations leading up to this MoU, the subject matter of this MoU and the business or affairs of the Parties and subject to the provisions of Clause 6.3 that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavors to prevent the publication or disclosure of any such information.

5.3	The obligations undertaken hereto shall not apply to any information obtained, which is or becomes published or is otherwise generally available to the public other than in consequence of any act or omission of either of the Parties hereto, or which is required to be disclosed pursuant to an order of a court, statutory authority, governmental agencies as per the applicable law or which is independently developed by a party without any use of the confidential information protected hereunder or which is already known to the party at the time of its disclosure hereunder.

5.4	Throughout the term of this MoU and for a period of three (3) year after its termination or expiry, the Parties shall maintain strict confidentiality of the information/ data of either Party that is disclosed to the other Party in writing and shall not disclose such confidential information/ data to any third party without the prior written consent of the other Party. Each Party may however disclose the confidential information to its employees, directors, officers, subcontractors, financiers, consultants, advisors and those of its subsidiaries and affiliates who have a need to know such information in connection with fulfilment of their obligations under the MoU.

6.	COMPLIANCE OF LAWS

6.1 The Parties ensure that the business related to the Project are in full compliance with/of all the laws, statute, ordinance, rule, license, permit, authorization, directive, by-law, regulation, etc. of any government authority or agency and any amendments or revisions thereto which may from time to time be in force, whether national, state, municipal, local or other government subdivision or any other duly constituted Governmental Authorities or agency of Governmental Authorities as applicable in Malaysia.

7.	CHOICE OF GOVERNING LAW AND DISPUTE RESOLUTION

7.1 This MoU shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subject to the exclusive jurisdiction of the courts in Malaysia.

8.	REPRESENTATIONS AND WARRANTIES

8.1	Each Party hereby represents and warrants to the other Party as follows:

(i)	it is duly incorporated and validly existing under the laws of the place of its incorporation;

(ii)	it has the requisite power, authority and approval required to enter into this MoU and will have all requisite power, authority and approval to duly perform each of its obligations hereunder;

(iii)	its execution, delivery and performance of this MoU and any other agreements and documents contemplated hereunder will not violate any of its constitutional documents, any other agreement or obligation of such Party, any judgment or arbitral award binding on such Party, or any currently effective law, regulation or decree of the jurisdiction in which it is incorporated, that may be applicable to any aspect of the transactions contemplated hereunder;

(iv)	it has disclosed in writing, all material information in its possession which may have a material adverse effect on its ability to fully perform its obligations herein, or which if disclosed to the other Party, could have a material effect on the other Party's willingness to enter into this MoU, and none of the information provided by it to the other Party contains any material statements which are false or misleading; and

(v)	no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending, or to the best of its knowledge, threatened, against it that would affect in any way its ability to enter into or perform this MoU.

9.	INDEM].'fITY

9 .1 Each Party shall indemnify and hold harmless the other Party from any claims, proceedings, actions taken against or any expenses, costs, penalties or any other liabilities imposed upon or incurred by the other Party as a result of any misleading. For the avoidance of doubt, neither Party shall be responsible for the other Party's indirect, special, punitive or consequential losses, costs, expenses or liabilities, including loss of profit, loss of use, loss of contracts and loss of production under the indemnity provided in this MoU.

10.	NOTICES

10.1	Any notice or demand required or permitted under the terms of this MoU or required by statute, law or regulation shall (unless otherwise provided) be in writing and in English and shall be deemed to have been validly given to the Parties if delivered personally or sent by E-mail or registered post to the respective Party at the address specified above or such other address as the recipient may have notified to the other Party in writing and if so given shall be deemed to have been received:

(a)	if delivered by hand, upon receipt thereof;

(b)	if sent by registered post, on the fifth (5th) Business Day after posting; or

(c)	if sent by E-mail, immediately after successful transmission thereof,

but if the delivery or receipt is on a day which is not a Business Day or is after 6.00pm it is deemed to be given at 9.00am on the next Business Day.

11.	MISCELLANEOUS

11.1	In this MoU, unless there is something in the subject matter or context inconsistent with such construction or unless it is otherwise expressly provided:

(a)	a reference to a statutory provision includes a reference to any modification, consolidation or re-enactment thereof for the time being in force, and all regulations, statutory instruments and orders made pursuant thereto;

(b)	words denoting one gender include all other genders;

(c)	words denoting the singular include the plural, and vice versa;

(d)	words denoting persons include firms and corporations, and vice versa, and also includes their respective heirs, personal representatives, successors in title or permitted assigns, as the case may be;

(e)	any expression, agreement, covenant, term, provision, stipulation or undertaking expressed to be made by or on the part of two or more persons or parties is made by those persons or parties jointly and severally;

(f)	words and phrases, definitions of which are given under the statute of Malaysia, shall be construed as having the meaning thereby attributed to them, but excluding any statutory modification thereof not in force at the date of this MoU;

(g)	a reference to a Recital, Clause or Schedule is a reference to the relevant recital, clause and schedule of and to this MoU;

(h)	any reference to "writing", or cognate expressions, includes a reference to any communication effected by facsimile transmission or other comparable means;

(i)	any reference to this MoU (including its Schedules), or any of the provisions thereof, includes all amendments and modifications made to this MoU (and its Schedules) from time to time in force;

(i) if any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day;

(k)	if any time period specified in this MoU ends on a day which is not a business day in Malaysia (i.e. a day on which licensed commercial banks are open for business in Malaysia) then that time period is to be deemed to only expire on the next business day;

(1)	any reference to a day, week, or month or year is to that day, week, month or year in accordance with the Gregorian calendar;

(m)	any reference to any promise, representation, warranty, covenant or undertaking given or provided by the Parties, are deemed to have been given or provided by the Parties jointly and severally as a business entity

(n)	The headings to the Clauses and Schedules do not affect the interpretation of this MoU.
(o)	No rule of construction applies to the disadvantage of a Party because that Party or its solicitor prepared this MoU or any part of it.

(p)	Where any obligation in this MoU is expressed to be undertaken or assumed by any Party, that obligation is to be construed as requiring that Party to exercise all rights and powers of control over the affairs of any other person which that Party is able to exercise (whether directly or indirectly) in order to secure the performance of the obligation.

11.2	The language of the MoU and any correspondences between the Parties shall be English.
11.3	No modification or amendment to the MoU shall be valid unless agreed in writing by all Parties.

11.4	This MoU represents the preliminary understanding between the Parties relating to the subject matter hereof and supersedes any and all previous understandings both written and oral with respect to the subject matter hereof.

11.5	Any provision of this MoU, which is prohibited or, unenforceable, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability shall not invalidate or render unenforceable the other provisions of this MoU.

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ANNEXURE 1

FINANCIAL CONSIDERATION

( sums stipulated herein are for reference purposes only)

PRE-COMMERCIALIZATION- CLINICAL TRIALS I, II AND III

Details	USD ($)	USD : MYR (1:4.5)
Intellectual Properties "IP" Assignment Rights	2,500,000	11,250,000
Development Cost for Host-Country - Subject to Regulatory Audit Comprising: Lab Development, Equipment, Related Facilities, Human Capital, Critical Support & Related Information	TBC	TBC
Regulatory Fees	100,000.00	450,000.00
Legal Fees	25,000.00	112,500.00
TOTAL CONSIDERATION (EXCLUDING DEVELOPMENT )	2,625,000.00	11,812,500.00

COMMERCIALIZATION

Government of Malaysia - First Right of Refusal	USD ($)	USD : MYR (1:4.5)
Licensing Fees	7,500,000.00	33,750,000.00
Royalties to Generex - per dose Ii-Key SARS COV-2 Peptide Vaccine Product	3.00	10.50
Private Sector
Licensing Fees	10,000,000.00	45,000,000.00
Royalties to Generex - per dose Ii-Key SARS COV-2 Peptide Vaccine Product	4.50	20.25

INTELLECTUAL PROPERTIES ASSIGNMENT DESCRIPTION
INTELLECTUAL PROPERTIES “IP” Assignment Rights

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IN WITNESS WHEREOF the parties have caused this MoU to be executed and delivered by their duly authorized representatives.

....

Name:
NRIC No:

Witnessed by

....

FOR AND ON BEHALF OF
NUGENEREX IMMUNO-ONCOLOGY

....

Name:
Passport No.:

Witnessed by

....

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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